UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2011

ZOO ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34796	71-1033391

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3805 Edwards Road, Suite 400
Cincinnati, OH  45209
(Address of principal executive
offices including zip code)
(513) 824-8297

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 24, 2011, Zoo Publishing (“Zoo Publishing”), a wholly-owned subsidiary of Zoo Entertainment, Inc. ( the “Company”) entered into the Termination Agreement under Factoring and Security Agreement (the “WCS Termination Agreement”) with Working Capital Solutions, Inc. (“WCS”), pursuant to which the Company and WCS (i) terminated that certain Factoring and Security Agreement dated as of September 9, 2009, as amended (the “Original Factoring Agreement”) and (ii) provided for the payment of all outstanding obligations owed to WCS under the Original Factoring Agreement in the amount of $992,466.91, including $157,000.00 of an early termination fee of $340,000.00. In connection therewith, Zoo Publishing issued a Deficiency Promissory Note to WCS in the amount of $340,000.00 (the “Note”) as payment for the early termination fee, $157,000.00 of which was satisfied. The Note bears interest at a rate of 12% per annum and is payable in accordance with the terms and conditions of the Note with the entire remaining principal balance of $183,000.00 plus all accrued and unpaid interest due on July 21, 2011.

The foregoing description of the WCS Termination Agreement and the Note does not purport to be complete and is qualified in its entirety by reference to the Termination Agreement and the Note, respective copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, and incorporated herein by reference.

In connection with the termination, WCS agreed to assign all of its right, title and interest in and to the Original Factoring Agreement and all Collateral (as defined in the Original Factoring Agreement) to Panta Distribution, LLC  (“Panta”) pursuant to a Limited Recourse Agreement, dated as of June 24, 2011(the “Limited Recourse Agreement”). On June 24, 2011, the Company and Panta also entered into an Amended and Restated Factoring and Security Agreement (the “New Factoring Agreement”), pursuant to which the Company agreed to pay Panta all outstanding indebtedness under the Limited Recourse Agreement and to sell to Panta its accounts receivable with recourse. Simultaneously with the assignment and sale of the accounts receivable, Panta will provide funding to Zoo Publishing subject to the terms and conditions of the New Factoring Agreement. Pursuant to the New Factoring Agreement, Zoo Publishing agreed to assign to Panta certain purchase orders received by it in the aggregate amount of $708,500 in exchange for Panta providing financing to pay off existing liabilities. Panta and Zoo Publishing agreed that  payments for such purchase orders shall be due and owing directly to Panta in accordance with the terms and conditions of the New Factoring Agreement. The New Factoring Agreement terminates upon the later of (i) the collection by Panta of all of the Purchased Accounts (as defined in the New Factoring Agreement) and (ii) the collection by Panta of $2,797,000 net of all Incurred Expenses (as defined in the New Factoring Agreement). Zoo Publishing granted Panta a first priority security interest in certain of its assets as set forth in the New Factoring Agreement.

The foregoing description of the Limited Recourse Agreement and the New Factoring Agreement does not purport to be complete and is qualified in its entirety be reference to the Limited Recourse Agreement and the New Factoring Agreement, respective copies of which are attached hereto as Exhibit 10.3 and 10.4 and incorporated herein by reference.

Pursuant to the New Factoring Agreement, also on June 24, 2011, Wells Fargo Bank, National Association (“Wells Fargo”) and the Company entered into a Termination Agreement (the “Wells Fargo Termination Agreement”), pursuant to which the parties terminated that certain Master Purchase Order Assignment Agreement dated April 6, 2009, as amended (the “Assignment Agreement”), and the Company agreed to repay its outstanding balance pursuant to the Assignment Agreement in exchange for a release of all liens held by Wells Fargo. Pursuant to the New Factoring Agreement, Panta agreed to repay to Wells Fargo an amount equal to all outstanding obligations of the Company under the Assignment Agreement.

The foregoing description of the Wells Fargo Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the Wells Fargo Termination Agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

As a condition to the Termination Agreement, Zoo Publishing entered into agreements with WCS (each a “Continuing Unconditional Guaranty”) pursuant to which each of the Company and Zoo Games, Inc., a wholly-owned subsidiary of the Company (“Zoo Games”), agreed to guaranty the full and prompt payment and performance of the obligations of Zoo Publishing in payment of the Note and Zoo Publishing’s obligations under the Termination Agreement.

The foregoing description of the Continuing Unconditional Guaranty of each of Zoo Entertainment and Zoo Games does not purport to be complete and is qualified in its entirety by reference to each Continuing Unconditional Guaranty, respective copies of which are attached hereto as Exhibit 10.6 and Exhibit 10.7 and incorporated herein by reference.

In addition, Mark Seremet, Chief Executive Officer of the Company and a director, entered into an Individual Guaranty (the “Individual Guaranty”) to guaranty the full and prompt payment and performance of the obligations of Zoo Publishing in payment of the Note and Zoo Publishing’s obligations under the Termination Agreement.

The foregoing description of the Individual Guaranty does not purport to be complete and is qualified in its entirety by reference to the Individual Guaranty, a copy of which is attached hereto as Exhibit 10.8 and incorporated herein by reference.

As a condition to the consummation of the transactions contemplated by the New Factoring Agreement, each of Zoo Entertainment and Zoo Games entered into agreements with Panta (each, a “Reaffirmation of Guaranty”) pursuant to which each entity reaffirmed their guarantee for the full and prompt payment and performance of the obligations of Zoo Publishing under the New Factoring Agreement. In connection with the Reaffirmation of Guaranty, Zoo Games also entered into a Trademark Security Agreement with Panta (the “Trademark Security Agreement”), pursuant to which it granted Panta a security interest in all of its assets.

The foregoing description of the Reaffirmation of Guaranty of each of Zoo Entertainment and Zoo Games and the Trademark Security Agreement does not purport to be complete and is qualified in its entirety by reference to each Reaffirmation of Guaranty and the Trademark Security Agreement, respective copies of which are attached hereto as Exhibit 10.9, Exhibit 10.10 and Exhibit 10.11 and incorporated herein by reference.

Also, as a condition to the consummation of the transactions contemplated by the New Factoring Agreement, Mark Seremet entered into an agreement with Panta (the “Reaffirmation of Guaranty”) and David Fremed, Chief Financial Officer of the Company, entered into an agreement with Panta (the “Reaffirmation of Validity Guaranty”), pursuant to which Mr. Seremet reaffirmed his guarantee for the full and prompt payment and performance of the obligations under the New Factoring Agreement and Mr. Fremed reaffirmed his validity guaranty.

The foregoing description of the Reaffirmation of Guaranty and the Reaffirmation of Validity Guaranty of each of Mark Seremet and David Fremed, respectively, does not purport to be complete and is qualified in its entirety by reference to the Reaffirmation of Guaranty and the Reaffirmation of Validity Guaranty, respective copies of which are attached hereto as Exhibit 10.12 and 10.13 and incorporated herein by reference.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the termination of the Original Factoring Agreement and the Wells Fargo Termination Agreement is hereby incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Number	Description

10.1	Termination Agreement under Factoring and Security Agreement, by and between Zoo Publishing, Inc. and Working Capital Solutions, Inc., dated as of June 24, 2011.

10.2	Deficiency Promissory Note issued by Zoo Publishing, Inc. to Working Capital Solutions, Inc., dated as of June 24, 2011.

10.3	Limited Recourse Agreement, by and between Working Capital Solutions, Inc. and Panta Distribution, LLC, dated as of June 24, 2011

10.4	Amended and Restated Factoring and Security Agreement, by and between Zoo Publishing, Inc. and Panta Distribution, LLC, dated as of June 24, 2011.

10.5	Termination Agreement, by and among Wells Fargo Bank, National Association, Zoo Entertainment, Inc. and Zoo Publishing, Inc., dated as of June 24, 2011.

10.6	Continuing Unconditional Guaranty, by and between Working Capital Solutions, Inc. and Zoo Entertainment, Inc. as guarantor, dated as of June 24, 2011.

10.7	Continuing Unconditional Guaranty, by and between Working Capital Solutions, Inc. and Zoo Games, Inc. as guarantor, dated as of June 24, 2011.

10.8	Individual Guaranty, by and between Working Capital Solutions, Inc. and Mark Seremet as guarantor, dated as of June 24, 2011.

10.9	Reaffirmation of Guaranty, by and between Zoo Entertainment, Inc. and Panta Distribution, LLC, dated as of June 24, 2011.

10.10	Reaffirmation of Guaranty, by and between Zoo Games, Inc. and Panta Distribution, LLC, dated as of June 24, 2011.

10.11	Trademark Security Agreement, by and between Zoo Games, Inc. and Panta Distribution, LLC, dated as of June 24, 2011.

10.12	Reaffirmation of Guaranty, by and between Mark Seremet and Panta Distribution, LLC, dated as of June 24, 2011.

10.13	Reaffirmation of Validity Guaranty, by and between David Fremed and Panta Distribution, LLC, dated as of June 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOO ENTERTAINMENT, INC.

Date: June 30, 2011	By:	/s/ David Fremed
	Name:	David Fremed
	Title:	Chief Financial Officer